Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)    The accompanying Quarterly Report on Form 10-Q of Pineapple Energy Inc. (the “Company”) for the period ended June 30, 2023 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kyle Udseth
Kyle Udseth
Date: August 14, 2023	Chief Executive Officer

/s/ Eric Ingvaldson
Eric Ingvaldson
Date: August 14, 2023	Chief Financial Officer